Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002), the undersigned Chief Financial Officer of Appliance Recycling Centers of America, Inc. (the “Company”) hereby certifies that the Quarterly Report on Form 10-Q of the Company for the period ended March 30, 2019 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2019	/s/ Virland A. Johnson
Virland A. Johnson
Chief Financial Officer